Company information	12 Months Ended
Dec. 31, 2024
Disclosure Of Information Related To The Company [Abstract]
Company information
Note 1. Company information

Company Information
Nanobiotix, a Société Anonyme registered with the Paris registry of trade and companies under number 447 521 600 and having its registered office at 60 rue de Wattignies, 75012, Paris (“Nanobiotix” or the “Company” and, with its subsidiaries, the “Group”), is a late-stage clinical biotechnology company pioneering disruptive, physics-based therapeutic approaches to the treatment of cancer and other major diseases with the express intent of favorably impacting the lives of millions of patients.
Incorporated in 2003, Nanobiotix is headquartered in Paris, France. The Company also has subsidiaries in Cambridge, Massachusetts (United States); France; Spain; and Germany. The Group has been listed on Euronext: Paris under the ticker symbol “NANO” since 2012 (ISIN: FR0011341205, Bloomberg Code: NANO:FP) and on the Nasdaq Global Select Market under the ticker symbol “NBTX” in the United States since December 2020.
The Group is the owner of more than 25 patent families associated with three nanotechnology platforms: 1) radioenhancer platform, from which NBTXR3 (JNJ-1900)[24] is the first product candidate, designed to physically destroy tumor cells locally and prime immune response systemically; 2) Curadigm nanoprimer platform designed to redefine the design and application of therapeutic classes challenged by liver clearance; and 3) Oocuity neurological disease program.
The Company’s efforts are concentrated on advancing NBTXR3.
Significant events of the period
Janssen Agreement
On January 29, 2024, the Company announced achievement of milestone-event in NANORAY-312 study, an ongoing pivotal Phase 3 study evaluating potential first-in-class radioenhancer NBTXR3 for elderly patients with head and neck cancer, resulting in a $20 million milestone payment from Janssen, as part of the Janssen Agreement, which payment was received in May 2024.
The Company announced in May 2024 its intent, aligned with Janssen, to transfer the global sponsorship of the ongoing NANORAY-312 Phase 3 pivotal trial in head and neck cancer to Janssen, in preparation for potential regulatory submission in the event of positive trial results. The parties mutually agreed on the conditions of this transfer and detailed them in agreements signed in the fourth quarter of 2024. Janssen will progressively take over from the Company the operational conduct and execution responsibility of the study, on a country by country basis, starting November 2024, with the objective to complete the transfer of sponsorship in the short term, while the Company remains liable for the overall costs of the study towards Janssen. The Company will continue to support Janssen in execution of NANORAY-312 clinical study during the transition process and following the sponsorship transfer.
The Company signed a new amendment to this contract after the end of the reporting period. The details of this amendment are presented in the Note 25 - Subsequent Events.
See Note 4.1. Global License Agreement with Janssen Pharmaceutica NV and Share Purchase Agreement with Johnson & Johnson Innovations - JJDC and Note 16. Revenues and other income

Curadigm SAS Merger
Curadigm SAS, an affiliate fully owned by Nanobiotix, has been merged into our main entity Nanobiotix SA from January 1, 2024. This merger is intended to rationalize the organization, accompany Nanobiotix strategy evolution and streamline operations.

Equity Line Kepler Cheuvreux
The existing equity line expired on September 15, 2024 and is subsequently no longer effective as of December 31, 2024.